UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2014

Commission File Number: 333-189762

WEED GROWTH FUND, INC. (formerly Ovation Research, Inc.)
(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation or organization)

90-0925760

(I.R.S. Employer Identification No.)

c/o 5635 N. Scottsdale Road, Suite 130

Scottsdale, AZ 85250

(Address of principal executive offices)

Tel: (480) 725-9060

(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 5.03 – AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS

As previously reported on Form 8-K effective September 25, 2014 (and incorporated herein by reference), Weed Growth Fund, Inc., f/k/a Ovation Research, Inc. (the “Company”) filed an amendment to its Articles of Incorporation with the State of Nevada on September 25, 2014 that changed its corporate name from Ovation Research, Inc. to Weed Growth Fund, Inc.

On November 7, 2014, the Company received notice from the Financial Industry Regulatory Authority (“FINRA”) that the Company’s name change application has been approved and effective Monday, November 10, 2014, the Company will trade under its new name, Weed Growth Fund, Inc.

ITEM 8.01 – OTHER ITEMS

Item 5.03 is hereby incorporated by reference.

On November 7, 2014, the Company received notice from FINRA that effective Monday, November 10, 2014, the Company shall now be quoted on the OTC Pink under its new trading symbol, “WEDG”.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEED GROWTH FUND, INC.

Date: November 13, 2014	By	/s/ Eric Miller
Eric Miller
President & Director